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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):    August 13, 2002



                                 MORGAN STANLEY
             (Exact name of registrant as specified in its charter)



           Delaware                   1-11758                 36-3145972

(State or other jurisdiction of     (Commission            (I.R.S. Employer
        incorporation)              File Number)         Identification Number)

                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (212) 761-4000



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         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Morgan Stanley under the Securities Act of 1933.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         The following exhibits are furnished as part of this report.

         99.1 Sworn Statement of the Principal Executive Officer, dated August 13, 2002.

         99.2 Sworn Statement of the Principal Financial Officer, dated August 13, 2002.


Item 9.  Regulation FD Disclosure

On August 13, 2002, Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley, and Stephen S. Crawford, Executive Vice President and Chief Financial Officer of Morgan Stanley, filed with the Securities and Exchange Commission the sworn statements required by the Securities and Exchange Commission's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 dated June 27, 2002 (Order No. 4-460). Copies of these sworn statements, which are attached hereto as Exhibits 99.1 and 99.2, are furnished under Item 9 of this Current Report on Form 8-K.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MORGAN STANLEY
                                       -----------------------------------------
                                       (Registrant)




                                       By: /s/ Ronald T. Carman
                                           -------------------------------------
                                                Ronald T. Carman
                                                Assistant Secretary



Date:    August 13, 2002



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                                Index to Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Sworn Statement of Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley.

99.2 Sworn Statement of Stephen S. Crawford, Executive Vice President and Chief Financial Officer of Morgan Stanley.